                                                                   EXHIBIT 10.60


                      FIRST AMENDMENT TO CREDIT AGREEMENT


        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 28, 2001, is made among Cadence Design Systems, Inc., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof under the heading "BANKS" (each a "Bank" and, collectively, the "Banks"), Bank One, N.A., KeyBank National Association and UBS AG, Stamford Branch, as co-agents, and ABN AMRO Bank N.V., as administrative agent for the Banks (in such capacity, the "Agent").

        The Borrower, the Banks and the Agent are parties to that certain Credit Agreement, dated as of September 29, 2000, (as amended, restated, supplemented and otherwise modified from time to time, the "Credit Agreement"). The Borrower has requested that the Majority Banks agree to certain amendments to the Credit Agreement to permit certain investments in Telos Venture Partners II, L.P., in addition to the investments presently permitted in Telos Venture Partners, L.P. The Majority Banks have agreed to such request, subject to the terms and conditions hereof.

        Accordingly, the parties hereto agree as follows:

        SECTION 1 Definitions; Interpretation.

        (a) Terms Defined in Credit Agreement. All capitalized terms used in this Amendment (including in the Recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        (b)     Interpretation. The rules of interpretation set forth in Section
1.03 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

        SECTION 2 Amendments to the Credit Agreement.

        (a) Amendments. The Credit Agreement shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 3 (the "Effective Date"):

        (i) The defined term "Tality IPO" in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

                ""Tality IPO" means the initial public offering of the Borrower's design-services operation pursuant to terms and conditions substantially consistent with those disclosed in the Borrower's Form S-1 filed with the Securities Exchange Commission on July 17, 2000 (registration number 333-41552)."

        (ii) The defined term "Venture Fund" in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:



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                ""Venture Fund" means, collectively, Telos Venture Partners,
        L.P. and Telos Venture Partners II, L.P."

        (iii) Subsection 9.04(e)(vi) of Credit Agreement shall be amended and restated in its entirety as follows:


                "(vi) investments in the Venture Funds, so long as the aggregate unrecovered investment made therein (not counting recoveries fairly characterized as income) does not exceed $150,000,000."

        (b) References Within Credit Agreement. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

        SECTION 3 Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

        (a) Executed Amendment. The Agent shall have received an executed counterpart of this Amendment from the Borrower and the Majority Banks.

        (b) Representations and Warranties; No Default. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

        (i) the representations and warranties contained in Section 4 hereof shall be true and correct on and as of the Effective Date as though made on and as of such date; and

        (ii)    no Default shall have occurred and be continuing.

        (c) Additional Documents. The Agent shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as the Agent or any Bank (through the Agent) may reasonably request.

        SECTION 4 Representations and Warranties of the Borrower. To induce the Majority Banks to enter into this Amendment, the Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 8.01 of the Credit Agreement and in the other Loan Documents. For the purposes of this Section 4, (i) each reference in Section 8.01 of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in such Section to "the Loan Documents" shall mean and be a reference to the Loan Documents as amended as contemplated hereby, (ii) the representation and warranty set forth in Section 8.01(p) of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered, (iii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date), and (iv) the preceding clause (i) shall take into account any amendments to the Schedules and other disclosures made in writing by the Borrower to the Agent and the Banks after the Closing Date and approved by the Agent and the Majority Banks.



                                       2.
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        SECTION 5 Miscellaneous.

        (a) Notice. The Agent shall notify the Borrower and the Banks of the occurrence of the Effective Date.

        (b) Credit Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks' and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the "Amendment Documents") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

        (c) No Reliance By Borrower. The Borrower hereby acknowledges and confirms to the Agent and the Banks that the Borrower is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

        (d) Costs and Expenses. The Borrower agrees to pay to the Agent on demand the reasonable out-of-pocket costs and expenses of the Agent, and the reasonable fees and disbursements of counsel to the Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

        (e) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Agent and each Bank and their respective successors and assigns.

        (f) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

        (g) Complete Agreement; Amendments. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.01 of the Credit Agreement.

        (h) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or



                                       3.
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invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

        (i) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        (j) Interpretation. This Amendment and the other Amendment Documents are the result of negotiations between and have been reviewed by counsel to the Agent, the Borrower and other parties, and are the product of all parties hereto. Accordingly, this Amendment and the other Amendment Documents shall not be construed against any of the Banks or the Agent merely because of the Agent's or any Bank's involvement in the preparation thereof.

        (k) Loan Documents. This Amendment and the other Amendment Documents shall constitute Loan Documents.



                            [SIGNATURE PAGES FOLLOW.]



                                       4.
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        IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment, as of the date first above written.



                                       THE BORROWER

                                       CADENCE DESIGN SYSTEMS, INC.

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:



                                       5.
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                                       THE AGENT

                                       ABN AMRO BANK N.V., AS AGENT

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:


                                       By
                                         --------------------------------------
                                         Name:
                                         title:




                                       6.
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                                       THE BANKS

                                       ABN AMRO BANK N.V., AS A BANK

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:




                                       7.
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                                       BANK OF AMERICA, N.A.

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:





                                       8.
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                                       BANK ONE, N.A.

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:





                                       9.
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                                       KEYBANK NATIONAL ASSOCIATION

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:





                                      10.
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                                       UBS AG, STAMFORD BRANCH

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:

                                       By
                                         --------------------------------------
                                           Name:
                                           Title:





                                      11.
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                                       BARCLAYS BANK PLC

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:







                                      12.
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                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:





                                      13.

                                       FLEET NATIONAL BANK

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:





                                      14.
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                                       MELLON BANK, N.A.

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:





                                      15.
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                                       THE BANK OF NOVA SCOTIA

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:





                                      16.

                                       BANK HAPOALIM B.M.

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:





                                      17.
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                                       WELLS FARGO BANK,
                                       NATIONAL ASSOCIATION

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:





                                      18.
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                                       THE FUJI BANK LIMITED

                                       By
                                         --------------------------------------
                                          Name:
                                          Title:



                                      19.